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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 21, 1997
                        (Date of earliest event reported)


                              CONTOUR MEDICAL, INC.
             (Exact name of registrant as specified in its charter)
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        NEVADA                           0-26288                            77-0163521
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(State or other jurisdiction of   (Commission file number)      (I.R.S. Employer Identification No.)
incorporation or organization)
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                            6025 SHILOH ROAD, SUITE A
                            ALPHARETTA, GEORGIA 30005
                    (Address of principal executive offices)

                                 (770) 888-8528
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On August 21, 1997, Contour Medical, Inc. ("Contour") entered into an amendment (the "Amendment") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997 (the "Merger Agreement"), by and among Contour, Sun Healthcare Group, Inc., a Delaware corporation ("Sun"), and Nectarine Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of Sun ("Merger Sub"), pursuant to which Merger Sub will be merged (the "Merger") with and into Contour.

         The Amendment contains certain provisions related to the resignation of Coopers & Lybrand L.L.P. as Contour's independent auditors and extends the date after which either party may freely terminate the Merger Agreement from September 30, 1997 to November 30, 1997 (or, under certain circumstances, to December 31, 1997).

         The Merger is subject to approval by the shareholders of Sun and the stockholders of Contour and will be considered at separate meetings now anticipated to occur in the fourth quarter of 1997. The Merger remains subject to other customary conditions. The Merger will be effective promptly following approval by the Sun shareholders and Contour stockholders, assuming satisfaction of the other conditions to the Merger.

         The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.  The following is a list of the Exhibits attached hereto.

         Exhibit No. 2.1     Amendment No. 1 to the Agreement and Plan of Merger
                             and Reorganization dated as of February 17, 1997 among Sun Healthcare Group, Inc., Nectarine
                             Acquisition Corporation and Contour Medical, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     CONTOUR MEDICAL, INC.

                                                     By: /s/ Donald F. Fox
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                                                        Donald F. Fox
                                                        Its President

Dated as of August 21, 1997.

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                                  EXHIBIT INDEX

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EXHIBIT NO.                          DESCRIPTION                                    PAGE
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Exhibit No. 2.1              Amendment No. 1 to the Agreement and Plan of Merger
                             and Reorganization dated as of February 17, 1997
                             among Sun Healthcare Group, Inc., Nectarine
                             Acquisition Corporation and Contour Medical, Inc.


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